UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2010

United Security Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (334) 636-5424

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 30, 2010, Alton K. McRee, Executive Vice President, Branch Administration and Director of Community Lending of First United Security Bank (the “Bank”), a wholly-owned subsidiary of United Security Bancshares, Inc. (the “Company”), notified the Bank and the Company of his decision to resign from these positions, effective December 31, 2010. Mr. McRee is deemed an executive officer of the Company and was a named executive officer in the Company’s 2010 proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2010	UNITED SECURITY BANCSHARES, INC.

	By:	/s/ Robert Steen
	Name:	Robert Steen
Vice President, Treasurer and Assistant Secretary, Chief Financial Officer and Principal Accounting Officer